SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported)         March 5, 2003
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                                 Unitrin, Inc.
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            (Exact name of registrant as specified in its charter)


                                   Delaware
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        (State or other jurisdiction of incorporation or organization)


One East Wacker Drive, Chicago, Illinois                 60601
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 (Address of principal executive offices)              (Zip Code)


        0-18298                                  95-4255452
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 (Commission File Number)             (I.R.S. Employer Identification No.)


                                (312) 661-4600
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             (Registrant's telephone number, including area code)


                                Not Applicable
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         (Former name or former address, if changed since last report)



Item 5.  Other Events and Regulation FD Disclosure.

In its Annual Report on Form 10-K for the year ended December 31, 2002, Unitrin described its June 2002 acquisition of the personal lines property and casualty insurance business of the Kemper Insurance Companies ("KIC"), including the fact that Unitrin continues to rely on KIC to write new policies and renew existing policies on Unitrin's behalf until Unitrin's insurance subsidiaries have obtained all state licenses and other insurance regulatory authorizations and have completed certain computer and data processing modifications necessary to allow the migration of such policies to such subsidiaries. (See: Management's Discussion and Analysis of Results of Operations and Financial Condition under the heading, "Kemper Auto and Home," and Note 3 to the Consolidated Financial Statements, each contained in such 10-K and collectively referred to as the "Previous Disclosures")

In the Previous Disclosures, Unitrin reported that A.M. Best & Co., the principal insurance company rating agency, had lowered its rating for KIC from "A-" (excellent) to "B+" (very good) in December 2002. On March 3, 2002, A.M. Best further lowered its rating for KIC from "B+" (very good) to "B" (fair) with negative implications pending analysis of KIC's year-end 2002 financial statements. As indicated in the Previous Disclosures, while these ratings actions have not had an impact on Unitrin's property and casualty insurance subsidiaries' "A" (excellent) rating from A.M. Best, such actions may adversely impact the willingness of independent agents to renew their customers' insurance policies with KIC, even though they are reinsured by Unitrin's subsidiary, Trinity Universal Insurance Company. In particular, homeowners' insurance is ratings-sensitive due to minimum rating standards imposed by some residential mortgage lenders. Should KIC suffer further downgrades, these effects could be magnified.

In addition, Lumbermens Mutual Casualty Company, KIC's lead company, has disclosed in its Annual Statement for the year ended December 31, 2002 filed with the Illinois Insurance Department, that its total adjusted capital on such date was less than the authorized control level risk-based capital as defined by the Illinois Insurance Code. In such an event, the Illinois Director of Insurance is empowered to impose a variety of remedial measures some of which, if imposed, could adversely affect KIC's ability to continue to write business on behalf of Unitrin's insurance subsidiaries.

Meanwhile, Unitrin continues aggressive actions to accelerate the migration of the personal lines business to Unitrin's insurance subsidiaries and thereby to reduce their dependence on KIC.

This Report on Form 8-K contains forward-looking statements, which usually include words such as "believe(s)," "goal(s)," "target(s)," "estimate(s)," "anticipate(s)," "forecast(s)," "plan(s)," "intend(s)," "expect(s)," and similar expressions. Readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this Report. Forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those contemplated in such statements. Such risks and uncertainties include, but are not limited to, changes in economic factors (such as interest rates, unemployment rates and stock market fluctuations), changes in competitive conditions (including availability of labor with required technical or other skills), the number and severity of insurance claims (including those associated with catastrophe losses), regulatory approval of certain insurance premium rates, policy forms, license applications and similar matters, governmental actions (including new laws or regulations or court decisions interpreting existing laws and regulations), adverse judgments in litigation to which the Company or its subsidiaries are parties, realization of the economies of scale, and the successful migration of the Kemper Auto and Home business. No assurances can be given that the results contemplated in any forward-looking statements will be achieved or will be achieved in any particular timetable. Unitrin assumes no obligation to release publicly any revisions to any forward-looking statements as a result of events or developments subsequent to the date of this Report.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Unitrin, Inc.
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Date:  March 5, 2003                /s/ Eric J. Draut
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                                    Eric J. Draut
                                    Executive Vice President and Chief
                                    Financial Officer